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                                                                   EXHIBIT 10.94

                             MODIFICATION AGREEMENT

         IT IS MUTUALLY AGREED as of the 15th day of December, 2000 by and between 180 VARICK STREET CORPORATION c/o Olmstead Properties, Inc., having an office at 575 Eight Avenue - Suite 2400, New York, New York 10018, hereinafter referred to as "LANDLORD", and Imclone Systems Incorporated, having a office at 180 Varick Street, 6th floor, New York, New York 10014 hereinafter referred to as "TENANT"

         WITNESSETH:

         WHEREAS, Landlord and Tenant have previously entered into a certain agreement of lease dated December 10, 1998, (hereinafter collectively referred to as the "Lease") covering the entire 6th and 7th floors (the "Demised Premises") in the building known as 180 Varick Street (the "Building") and

         WHEREAS, Landlord and Tenant now desire to modify the Lease upon the terms and conditions hereinafter provided; (except that any concessions of any nature in the Lease relating to rentals or rent free periods and any options for renewal extensions or work to be performed by Landlord are hereby canceled and expressly excluded from this Modification Agreement).

         NOW, THEREFORE, in consideration of the mutual agreements contained and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Effective on December 15, 2000 the following amendments to the Lease shall automatically occur:

1. There shall be added to the Demised Premises the part 5th floor (the "Additional Space") as shown by the crosshatched floor plan attached hereto as Exhibit A. Said Additional Space shall be subject to all of the terms and conditions of the Lease.

2. The Minimum Rent due with respect to the Part 5th floor (Additional Space) shall be $63,350.00 per annum ($5,279.17 per month) from December 15, 2000 to and including December 31, 2001; $65,250.50.00 per annum ($5,437.54 per month) from January 1, 2002 to and including December 31, 2002; $67,208.02 per annum ($5,600.67 per month) from January 1, 2003 to and including December 31, 2003; $69,224.26 per annum ($5,768.68 per month) from January 1, 2004 to and including December 31, 2004. The Minimum Rent due with respect to the 6th and 7th floors shall be the same as detailed in Article 41.(a)(i) of the lease dated December 10, 1998.

3. Article 41 (c) of the Lease shall be deleted in its entirety and the following shall be substituted therefore;

         41 (c) "Tenants Share" shall mean 13.85%.

4. As material inducement to the Landlord to enter into this Modification Agreement, Tenant agrees that the use of occupancy of the Additional Space shall be for office use and storage of "dry" materials only. Tenant further agrees that in no event or at any time during the term of this Agreement will Tenant utilize the Additional Space for biotechnology, molecular modeling, high technology research facilities manufacturing of diagnostic kits, vaccine, and or for the use of therapeutics and materials therefore. Failure to comply with this
         Article 4 shall be deemed a material default by Tenant, under the Lease.

5. Tenant agrees that the electricity that shall be supplied to Tenant for the Additional Space shall be in accordance with the provisions of paragraph A of the electric Rider attached hereto. The electricity pursuant to Article 45. of the Lease shall remain the same for the 6th & 7th floors.

6. Upon the execution of this Modification Agreement, Tenant shall deposit $10,558.34 as additional security deposit with the Landlord. Tenant agrees that on or before the date of any increase in the Minimum Rent (for the Additional Space) as detailed in Article 2. of this Modification Agreement, Tenant shall deposit with Landlord additional security so that at all times Tenant shall have a sum equal to two (2) months of the then current Minimum Rent for the Additional Space on deposit with the Landlord as security pursuant to Article 32 of the Lease. Tenant acknowledges that the existing terms and conditions of
Article 32 & Article 79 of the Lease shall remain the same, and that the security deposit referred to in this Article 6 pertains to the Additional Space. Any failure or refusal on the part of the Tenant to timely make any additional security deposit required under this Article 6 may be deemed by Landlord as a default under the Lease equivalent to the non-payment of rent.

7. Tenant hereby covenants and agrees at all times hereinafter faithfully to abide by, carry out and fully perform all the terms, covenants, provisions, conditions and agreements contained in the Lease as hereby extended and modified and agrees not to cause allow or suffer any breach or default thereof to occur. Tenant hereby affirms that on the date hereof no breach or default has occurred and that the Lease and all of its terms, conditions, covenants agreements and provisions are in full force and effect, and that there are no defenses or offsets thereto.

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8.       The submission of this Modification Agreement to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto, unless and until Landlord shall execute a copy of this Modification Agreement and deliver the same to Tenant.

9. Upon cancellation or termination of the Lease, for any reason whatsoever, prior to the commencement date of this Modification Agreement, this Modification Agreement shall be deemed automatically canceled and of no force nor effect, without the necessity of any written instrument evidencing the same, effective as of the date of such cancellation of the Lease.

10. The parties agree that, except as herein expressly provided, this Modification Agreement and the Lease constitute the entire understanding between the parties with regard to the aforementioned premises. This Modification Agreement may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. This Modification Agreement shall not be assignable by Tenant, except as specifically provided for in the Lease dated December 12, 1998.

11. Tenant agrees to accept said Additional Space in the condition in which it exists on the commencement date of the Modification Agreement. Tenant understands and agrees that no materials whatsoever are to be furnished by Landlord and no work whatsoever is to be furnished by Landlord in connection with the Additional Space or any part thereof.

12. The terms, conditions, covenants, agreements and provisions contained in this Modification Agreement shall bind and inure to the benefit of the parties hereto and their respective legal representatives, successors and, except as otherwise provided in the Lease, their respective assigns.

13. Tenant represents and warrants that it has dealt with no broker except Olmstead Properties, Inc., (the "Broker") in connection with the execution of this Modification Agreement or the showing of the Demised Premises and agrees to hold and save the Landlord harmless from and against any and all liabilities from any claims of any broker (including, without limitation, the cost of counsel fees in connection with the defense of any such claims.) Landlord represents that it has dealt with Olmstead Properties, Inc. regarding this Modification Agreement

14. Tenant agrees that any air conditioning installed shall be installed in accordance with any applicable laws, rules and regulations. Tenant specifically agrees that under no circumstances shall it install any air conditioning units that extend beyond the building property line. Tenant further agrees that any air conditioning installed shall be installed in such a manner as to prevent any condensation waste or water from dripping outside the window. Failure to comply with the above shall be deemed a material default under the terms of this Agreement.

         In addition, Tenant agrees that if there currently exists any air conditioning units that extend beyond the Building property line, Tenant shall be fully responsible for any and all costs associated with the relocation of said units to ensure that nothing is extending beyond the Building property line. In the event Tenant fails to relocate any air conditioning units as aforesaid, Landlord may relocate same for the accounts of and at the expense of Tenant by payment or otherwise, without investigation as to the validity thereof or any offsets or defenses thereto, and Tenant shall promptly reimburse Landlord as Additional Rent for all costs, disbursements, fees and expenses including without limitation, legal fees incurred in connection with the aforesaid.

15. Landlord and Tenant agree that Article 83. Of the Lease dated December 10, 1998 shall only be applicable for the 6th & 7th floors and shall not be included for the purposes of the Additional Space.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Modification Agreement, as of the day and year first above written.

WITNESSED BY:                                 180 VARICK STREET CORPORATION
                                              C/O OLMSTEAD PROPERTIES, INC.

BY: __________________________                BY: ______________________________
                                                  Vice President

WITNESSED BY:                                 IMCLONE SYSTEMS INCORPORATED

BY: __________________________                BY: ______________________________

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                                    EXHIBIT A

                         Floor plan of Demised Premises

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RIDER AGREEMENT:

To be attached to and from a part of:

LEASE dated December 15, 2000 Premises part 5th floor (Additional Space)
Between 180 Varick Street Corporation c/o Olmstead Properties, Inc. 575 Eight Avenue, New York, NY 10018 Landlord and ImClone Systems Incorporated, 180 Varick Street, New York, NY 10014 as Tenant

         At the commencement of the term hereof electric current shall be supplied to Tenant at the demised premises in accordance with the provisions of clause A or B or F of this Article, subject to the other terms and conditions of this Article and lease. A. Submetering - if electric current be supplied by Landlord, at Landlord's option, pursuant to this clause, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent, at charges, taxes, terms and rates set by Landlord from time to time but, except as hereinafter set forth, not more than those specified in Service Classification No. 4 on September 7, 1970, that being the date immediately prior to which the rates of consolidated Edison Company of New York, Inc. were adjusted and consolidated with respect to redistribution of electric current to commercial buildings. Such charges, taxes, terms and rates may be revised by Landlord, at its option, from time to time, in the same proportion as any increases after the aforesaid date in the charges, taxes, terms or rates to Landlord in connection with the supply of electric current to the building of which the demised premises are a part (hereinafter referred to as the "building"). When more than one meter measures the electrical service to the demised premises, the service rendered through each meter shall be separately computed and billed in accordance with the charges, taxes, terms and rates stated herein. Bills shall be rendered at such times as Landlord may elect and, commencing on the earlier of (i) Tenant's occupancy of all or any portion of the demised premises, or (ii) the commencement date of the term of this lease, the amount as computed from meter reading shall be deemed to be, and be paid as, additional rent without set-off or deduction. B. Rent Inclusion - If electric current be supplied by Landlord, at Landlord's option, pursuant to this clause, Tenant covenants and agrees to have it supplied to Tenant a the demised premises based on the method of including the use thereof within the annual rent and the annual rent reserved herein shall be increased as hereinafter set forth, in consideration of Landlord supplying electric current as an additional service as hereinafter provided. At any time after Tenant is in possession of the demised premises, a reputable electrical consultant selected by Landlord shall (but, if this lease be a renewal or shall subsequently be extended, or if an electric rent inclusion modification agreement is being executed in connection with this lease. Landlord shall have the option, but not the obligation to) make a survey of the electrical equipment, usage and powerload to ascertain the electric current consumption and demand in the demised premises on an annual basis, and calculate the annual rent increase resulting therefrom utilizing charges, taxes, term and rates as set by Landlord from time to time, but, except as hereinafter set forth not more than those specified in the Service Classification No. 2 on September 7, 1970, that being the date immediately prior to which the rates of Consolidated Edison Company of New York, Inc. were adjusted and consolidated with respect to redistribution of electric current to commercial buildings. Such charges, taxes, terms and rates may be revised by Landlord, at its option, from time to time, in the same proportion as any increases after the aforesaid date in the charges, taxes, terms or rates to Landlord in connection with the supply of electric current to the building. Following the making of any such survey, the parties shall execute an agreement prepared by Landlord amending this lease and setting forth the increase in annual rent calculated as aforesaid, as of the date of the commencement of the furnishing of electric current to the demised premises pursuant to this clause B, but such increase shall be effective from that date even if such agreement is not executed. Landlord, its agent or consultant, is given the right to make surveys, from time to time, in the demised premises covering the electric equipment and use of electric current. If, after the date of such initial survey (or if subdivision "(i)" or "(ii)" above is applicable, after the date on which the annual rent payable by Tenant was last increased in consideration of Landlord supplying electric to the demised premises) there are any additions to or increases in (i) the equipment or usage in the demised premises, or (ii) in the charges, terms and/or rate to Landlord by the public utility corporation supplying electric current to the building, or (iii) in any taxes thereon which Landlord is obligated to pay, or
(iv) if Tenant shall regularly remain open for business other than during those hours incorporated in any prior electric survey, then, and in any such instance or instances, the annual rent reserved therein shall be further increased in accordance with the provisions of this Article to reflect such additions, increases or additional use as of the effective date thereof. If Landlord and Tenant cannot agree on the amount of any such increase, as hereinbefore described, the same shall be determined by a reputable electric consultant selected by Landlord and paid equally by both parties. The parties shall then execute an agreement prepared by Landlord amending this lease and setting forth the new annual rent resulting from such increase and confirming the effective date thereof, but such increase shall be effective from such date even if such agreement is not executed. C. Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant's use of electric current in the demised premises shall not at any time exceed the capacity of any of the electrical conductors and facilities in or otherwise serving the demised premises. In order to insure that such capacity is not exceeded and to avert any possible adverse effect upon the building's electric service. Tenant shall not, without Landlord's prior written consent in each instance, connect any fixtures, appliances or equipment (other than a reasonable number of table or floor lamps, typewriters and similar small office machines using comparable electric current) to the building's electric distribution system nor make any alteration or addition to the electric system of the demised premises. Should Landlord grant such consent, all additional risers or other equipment required thereof shall be provided by Landlord, and all costs and expenses in connection therewith, including, without limitation, those for filing and supervision, shall be paid by Tenant upon Landlord's demand, as additional rent, without setoff or deduction. As a condition to granting such consent, Landlord may require Tenant to agree to an increase in the annual rent by an amount which will reflect the value to Tenant of the additional service to be furnished by Landlord, to wit: the potential additional

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electrical current to be made available to Tenant based upon the estimated initial total capacity of such additional risers or other equipment. If Landlord and Tenant cannot agree on the amount of such annual rent increase, the same shall be determined by a reputable electrical consultant to selected by Landlord and paid equally by both parties. The parties shall then execute an agreement prepared by Landlord amending this lease and setting forth the new annual rent resulting from such increase and confirming the effective date thereof, but such increase shall be effective from such date even if such agreement is not executed. E. Landlord reserves the right to discontinue furnishing electric current to Tenant in the demised premises at any time upon not less than thirty
(30) days' notice to Tenant. F. If Landlord, at Landlord's option, (i) exercises such right of discontinuance as provided in clause E, or (ii) requires Tenant to initially obtain its electric current directly from the public utility corporation supplying electric current to the building, this lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such discontinuance, or the commencement of direct usage, as the case may be. Landlord shall not be obligated to furnish electric current to Tenant and except that, if Landlord shall have been furnishing electric current on a rent inclusion basis, from and after the effective date of such discontinuance, the annual rent payable under this lease shall be reduced by an amount equal to the aggregate amount of all increases of the annual rent reserved herein pursuant to clause B of this Article. In either aforesaid event, if Landlord is not to furnish electric current to Tenant, Tenant shall arrange to obtain electric current directly from the public utility corporation supplying electric current to the building; and in any event, all risers, equipment and other facilities which may be required for Tenant to obtain electric current directly from such public utility corporation shall, at Tenant's expense, payable to Landlord upon demand, as additional rent, without set-off or deduction, be installed by Landlord, if in Landlord's judgment the same are necessary and will not cause damage or injury to the building or any part thereof or create a hazardous condition or entail excessive alterations, repairs or expense interfere with or disturb any other building tenants or occupants; and in any event, any such installation shall be maintained by Tenant, at its expense, and shall be subject to such conditions as Landlord and/or the public utility corporation may require. If Landlord shall not furnish electric current to Tenant, it shall not be liable to Tenant therefore and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued. G. If any taxes or charges are or shall be imposed upon Landlord or its agent in connection with the sale or resale of electrical energy to Tenant, Tenant covenants and agrees that, where permitted by law, Tenant's pro-rate share of such taxes or charges shall be passed on to Tenant and paid by Tenant to Landlord or its agent upon demand, as additional rent, without set-off or deduction. At all times during the term of this lease Tenant will comply with all present and future General Rules, Regulations, Terms and Conditions applicable to service equipment, wiring and Requirements in accordance with the regulations of the public utility corporation supplying electric current to the building. H. In the event that any increased or additional rent under this Article is not paid within 30 days after a bill is rendered, Landlord may, without further notice and without waiving its rights to any other remedy or remedies it may have, discontinue the service of electric current to the demised premises without releasing Tenant from any liability under this lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. I. Tenant covenants and agrees that at no time will the connected electrical load for any one full or partial floor of the demised premises exceed 6 watts per square foot of usable area unless the rent has been increased pursuant to this Article to reflect the additional load. J. It is agreed that Landlord, from time to time, may change the method of supplying electric current to Tenant at the demised premises in any manner referred to in this lease or otherwise, provided that in so doing Landlord shall comply with all applicable laws. K. At the option of Landlord, Tenant agrees to purchase from Landlord, or its agent, all lighting tubes, lamps, bulbs and ballasts used in the demised premises and to pay the cost of Installation thereof all as additional rent without set-off or deduction, upon rendition of bills therefor.

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                      2ND MODIFICATION OF LEASE AGREEMENT

         IT IS MUTUALLY AGREED as of the 29th day of May, 2001 by and between 180 VARICK STREET CORPORATION c/o Olmstead Properties, Inc., having an office at 575 Eight Avenue - Suite 2400, New York, New York 10018, hereinafter referred to as "LANDLORD", and Imclone Systems Incorporated, having a office at 180 Varick Street, 6th floor, New York, New York 10014 hereinafter referred to as "TENANT"

         WITNESSETH:

         WHEREAS, Landlord and Tenant have previously entered into a certain agreement of lease dated December 10, 1998, and modified by a Modification Agreement dated December 15, 2000 (hereinafter collectively referred to as the "Lease") covering the entire 6th and 7th floors, and part 5th floor (Additional spaces) (the "Demised Premises") in the building known as 180 Varick Street (the "Building") and

         WHEREAS, Landlord and Tenant now desire to modify the Lease upon the terms and conditions hereinafter provided; (except that any concessions of any nature in the Lease relating to rentals or rent free periods and any options for renewal extensions or work to be performed by Landlord are hereby canceled and expressly excluded from this 2nd Modification of Lease Agreement).

         NOW, THEREFORE, in consideration of the mutual agreements contained and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Effective on June 1, 2001 the following amendments to the Lease shall automatically occur:

1. There shall be added to the Demised Premises a portion of the 5th floor (Units 508 & 512) & a portion of the 8th Floor (Unit 803) (collectively the "2nd additional Spaces" as shown by the crosshatched floor plan attached hereto as Exhibit A. Said 2nd Additional Spaces shall be subject to all of the terms and conditions of the Lease as hereby modified.

2. The Minimum Rent due with respect to the 2nd Additional Spaces shall be $151,800.00 per annum ($12,650.00 per month) from June 1, 2001 to and including May 31, 2002; $156,354.00 per annum ($13,029.50 per month) from June 1, 2002 to and including May 31, 2003; $161,044.62 per annum ($13,420.39 per month) from June 1, 2003 to and including May 31, 2004; $165,875.95 per annum ($13,823.00 per month) from June 1, 2004 to and including December 31, 2004. The Minimum Rent due with respect to the 6th and 7th floors shall be the same as detailed in
Article 41.(a)(i) of the lease dated December 10, 1998, and the Minimum Rent Due with respect to the Additional Spaces shall be the same as detailed in Article 2 of the Modification Agreement dated December 15, 2000.

4. Article 41 (c) of the Lease shall be deleted in its entirety and the following shall be substituted therefore;

         41 (c) "Tenants Share" shall mean 15.28%.

4. As material inducement to the Landlord to enter into this 2nd Modification Agreement of Lease, Tenant agrees that the use of occupancy of the 2nd Additional Spaces shall be for office use and storage of "dry" materials only. Tenant further agrees that in no event or at any time during the term of this Agreement will Tenant utilize the 2nd Additional Spaces for biotechnology, molecular modeling, high technology research facilities manufacturing of diagnostic kits, vaccine, and or for the use of therapeutics and materials therefore. Failure to comply with this Article 4 shall be deemed a material default by Tenant, under the Lease as hereby modified..

5. Tenant agrees that the electricity that shall be supplied to Tenant for the 2nd Additional Spaces shall be in accordance with the provisions of paragraph A of the electric Rider attached hereto. The electricity pursuant to Article 45 of the Lease shall remain the same for the 6th & 7th floors.

6. Upon the execution of this 2nd Modification of Lease Agreement, Tenant shall deposit $101,200.00 as additional security deposit with the Landlord. Tenant agrees that on or before the date of any increase in the Minimum Rent (for the 2nd Additional Spaces) as detailed in Article 2. of this 2nd Modification Agreement, Tenant shall deposit with Landlord additional security so that at all times Tenant shall have a sum equal to eight months of the then current Minimum Rent for the 2nd Additional Spaces on deposit with the Landlord as security pursuant to Article 32 of the Lease. Tenant acknowledges that the existing terms and conditions of Article 32 & Article 79 of the Lease shall remain the same, and that the security deposit referred to in this Article 6 pertains only to the 2nd Additional Spaces. Any failure or refusal on the part of the Tenant to timely make any additional security deposit required under this
Article 6 may be deemed by Landlord as a default under the Lease equivalent to the non-payment of rent.

7. Tenant hereby covenants and agrees at all times hereinafter faithfully to abide by, carry out and fully perform all the terms, covenants, provisions, conditions and agreements contained in the Lease as hereby modified and

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agrees not to cause, allow or suffer any breach or default thereof to occur.
Tenant hereby affirms that on the date hereof no breach or default has occurred and that the Lease and all of its terms, conditions, covenants agreements and provisions are in full force and effect, and that there are no defenses or offsets thereto.

8. The submission of this 2nd Modification of Lease Agreement to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto, unless and until Landlord shall execute a copy of this 2nd Modification of Lease Agreement and deliver the same to Tenant.

9. Upon cancellation or termination of the this 2nd Modification of Lease Agreement, for any reason whatsoever, prior to the commencement date of this 2nd Modification of Lease Agreement, this 2nd Modification of Lease Agreement shall be deemed automatically canceled and of no force nor effect, without the necessity of any written instrument evidencing the same, effective as of the date of such cancellation of the Lease.

11. The parties agree that, except as herein expressly provided, this 2nd Modification of Lease Agreement and the Lease (as previously modified) constitute the entire understanding between the parties with regard to the aforementioned premises. This 2nd Modification of Lease Agreement may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. This 2nd Modification of Lease Agreement shall not be assignable by Tenant, except as specifically provided for in the Lease dated December 12, 1998.

11. Tenant agrees to accept said 2nd Additional Spaces in the condition in which it exists on the commencement date of the 2nd Modification of Lease Agreement. Tenant understands and agrees that no materials whatsoever are to be furnished by Landlord and no work whatsoever is to be furnished by Landlord in connection with the 2nd Additional Spaces or any part thereof.

12. The terms, conditions, covenants, agreements and provisions contained in this 2nd Modification of Lease Agreement shall bind and inure to the benefit of the parties hereto and their respective legal representatives, successors and, except as otherwise provided in the Lease, their respective assigns.

13. Tenant represents and warrants that it has dealt with no broker except Olmstead Properties, Inc., (the "Broker") in connection with the execution of this 2nd Modification Agreement or the showing of the Demised Premises and agrees to hold and save the Landlord harmless from and against any and all liabilities from any claims of any broker (including, without limitation, the cost of counsel fees in connection with the defense of any such claims.) Landlord represents that it has dealt with Olmstead Properties, Inc. regarding this 2nd Modification of Lease Agreement

14. Tenant agrees that any air conditioning installed shall be installed in accordance with any applicable laws, rules and regulations. Tenant specifically agrees that under no circumstances shall it install any air conditioning units that extend beyond the building property line. Tenant further agrees that any air conditioning installed shall be installed in such a manner as to prevent any condensation waste or water from dripping outside the window. Failure to comply with the above shall be deemed a material default under the terms of this Agreement.

         In addition, Tenant agrees that if there currently exists any air conditioning units that extend beyond the Building property line, Tenant shall be fully responsible for any and all costs associated with the relocation of said units to ensure that nothing is extending beyond the Building property line. In the event Tenant fails to relocate any air conditioning units as aforesaid, Landlord may relocate same for the accounts of and at the expense of Tenant by payment or otherwise, without investigation as to the validity thereof or any offsets or defenses thereto, and Tenant shall promptly reimburse Landlord as Additional Rent for all costs, disbursements, fees and expenses including without limitation, legal fees incurred in connection with the aforesaid.

15. Landlord and Tenant agree that Article 83. Of the Lease dated December 10, 1998 shall only be applicable for the 6th & 7th floors and shall not be included for the purposes of the 2nd Additional Spaces.

         IN WITNESS WHEREOF, the parties hereto have duly executed this 2nd Modification of Lease Agreement, as of the day and year first above written.

IMCLONE SYSTEMS INCORPORATED                180 VARICK STREET CORPORATION
                                            C/O OLMSTEAD PROPERTIES, INC.

BY:__________________________               BY: _________________________
                                                Vice President

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                                    EXHIBIT A

                         Floor plan of Demised Premises

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ELECTRICAL RIDER

To be attached to and from a part of: 2nd Modification of Lease Agreement

LEASE dated May 29, 2001 Premises Part 5th & 8th floors (2nd Additional Space) Between 180 Varick Street Corporation c/o Olmstead Properties, Inc. as Landlord and ImClone Systems Incorporated, as Tenant

         At the commencement of the term hereof electric current shall be supplied to Tenant at the demised premises in accordance with the provisions of clause A or B or F of this Article, subject to the other terms and conditions of this Article and lease. A. Submetering - if electric current be supplied by Landlord, at Landlord's option, pursuant to this clause, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent, at charges, taxes, terms and rates set by Landlord from time to time but, except as hereinafter set forth, not more than those specified in Service Classification No. 4 on September 7, 1970, that being the date immediately prior to which the rates of consolidated Edison Company of New York, Inc. were adjusted and consolidated with respect to redistribution of electric current to commercial buildings. Such charges, taxes, terms and rates may be revised by Landlord, at its option, from time to time, in the same proportion as any increases after the aforesaid date in the charges, taxes, terms or rates to Landlord in connection with the supply of electric current to the building of which the demised premises are a part (hereinafter referred to as the "building"). When more than one meter measures the electrical service to the demised premises, the service rendered through each meter shall be separately computed and billed in accordance with the charges, taxes, terms and rates stated herein. Bills shall be rendered at such times as Landlord may elect and, commencing on the earlier of (i) Tenant's occupancy of all or any portion of the demised premises, or (ii) the commencement date of the term of this lease, the amount as computed from meter reading shall be deemed to be, and be paid as, additional rent without set-off or deduction. B. Rent Inclusion - If electric current be supplied by Landlord, at Landlord's option, pursuant to this clause, Tenant covenants and agrees to have it supplied to Tenant a the demised premises based on the method of including the use thereof within the annual rent and the annual rent reserved herein shall be increased as hereinafter set forth, in consideration of Landlord supplying electric current as an additional service as hereinafter provided. At any time after Tenant is in possession of the demised premises, a reputable electrical consultant selected by Landlord shall (but, if this lease be a renewal or shall subsequently be extended, or if an electric rent inclusion modification agreement is being executed in connection with this lease. Landlord shall have the option, but not the obligation to) make a survey of the electrical equipment, usage and powerload to ascertain the electric current consumption and demand in the demised premises on an annual basis, and calculate the annual rent increase resulting therefrom utilizing charges, taxes, term and rates as set by Landlord from time to time, but, except as hereinafter set forth not more than those specified in the Service Classification No. 2 on September 7, 1970, that being the date immediately prior to which the rates of Consolidated Edison Company of New York, Inc. were adjusted and consolidated with respect to redistribution of electric current to commercial buildings. Such charges, taxes, terms and rates may be revised by Landlord, at its option, from time to time, in the same proportion as any increases after the aforesaid date in the charges, taxes, terms or rates to Landlord in connection with the supply of electric current to the building. Following the making of any such survey, the parties shall execute an agreement prepared by Landlord amending this lease and setting forth the increase in annual rent calculated as aforesaid, as of the date of the commencement of the furnishing of electric current to the demised premises pursuant to this clause B, but such increase shall be effective from that date even if such agreement is not executed. Landlord, its agent or consultant, is given the right to make surveys, from time to time, in the demised premises covering the electric equipment and use of electric current. If, after the date of such initial survey (or if subdivision "(i)" or "(ii)" above is applicable, after the date on which the annual rent payable by Tenant was last increased in consideration of Landlord supplying electric to the demised premises) there are any additions to or increases in (i) the equipment or usage in the demised premises, or (ii) in the charges, terms and/or rate to Landlord by the public utility corporation supplying electric current to the building, or (iii) in any taxes thereon which Landlord is obligated to pay, or
(iv) if Tenant shall regularly remain open for business other than during those hours incorporated in any prior electric survey, then, and in any such instance or instances, the annual rent reserved therein shall be further increased in accordance with the provisions of this Article to reflect such additions, increases or additional use as of the effective date thereof. If Landlord and Tenant cannot agree on the amount of any such increase, as hereinbefore described, the same shall be determined by a reputable electric consultant selected by Landlord and paid equally by both parties. The parties shall then execute an agreement prepared by Landlord amending this lease and setting forth the new annual rent resulting from such increase and confirming the effective date thereof, but such increase shall be effective from such date even if such agreement is not executed. C. Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant's use of electric current in the demised premises shall not at any time exceed the capacity of any of the electrical conductors and facilities in or otherwise serving the demised premises. In order to insure that such capacity is not exceeded and to avert any possible adverse effect upon the building's electric service. Tenant shall not, without Landlord's prior written consent in each instance, connect any fixtures, appliances or equipment (other than a reasonable number of table or floor lamps, typewriters and similar small office machines using comparable electric current) to the building's electric distribution system nor make any alteration or addition to the electric system of the demised premises. Should Landlord grant such consent, all additional risers or other equipment required thereof shall be provided by Landlord, and all costs and expenses in connection therewith, including, without limitation, those for filing and supervision, shall be paid by Tenant upon Landlord's demand, as

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additional rent, without setoff or deduction. As a condition to granting such consent, Landlord may require Tenant to agree to an increase in the annual rent by an amount which will reflect the value to Tenant of the additional service to be furnished by Landlord, to wit: the potential additional electrical current to be made available to Tenant based upon the estimated initial total capacity of such additional risers or other equipment. If Landlord and Tenant cannot agree on the amount of such annual rent increase, the same shall be determined by a reputable electrical consultant to selected by Landlord and paid equally by both parties. The parties shall then execute an agreement prepared by Landlord amending this lease and setting forth the new annual rent resulting from such increase and confirming the effective date thereof, but such increase shall be effective from such date even if such agreement is not executed. E. Landlord reserves the right to discontinue furnishing electric current to Tenant in the demised premises at any time upon not less than thirty (30) days' notice to Tenant. F. If Landlord, at Landlord's option, (i) exercises such right of discontinuance as provided in clause E, or (ii) requires Tenant to initially obtain its electric current directly from the public utility corporation supplying electric current to the building, this lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such discontinuance, or the commencement of direct usage, as the case may be. Landlord shall not be obligated to furnish electric current to Tenant and except that, if Landlord shall have been furnishing electric current on a rent inclusion basis, from and after the effective date of such discontinuance, the annual rent payable under this lease shall be reduced by an amount equal to the aggregate amount of all increases of the annual rent reserved herein pursuant to clause B of this Article. In either aforesaid event, if Landlord is not to furnish electric current to Tenant, Tenant shall arrange to obtain electric current directly from the public utility corporation supplying electric current to the building; and in any event, all risers, equipment and other facilities which may be required for Tenant to obtain electric current directly from such public utility corporation shall, at Tenant's expense, payable to Landlord upon demand, as additional rent, without set-off or deduction, be installed by Landlord, if in Landlord's judgment the same are necessary and will not cause damage or injury to the building or any part thereof or create a hazardous condition or entail excessive alterations, repairs or expense interfere with or disturb any other building tenants or occupants; and in any event, any such installation shall be maintained by Tenant, at its expense, and shall be subject to such conditions as Landlord and/or the public utility corporation may require. If Landlord shall not furnish electric current to Tenant, it shall not be liable to Tenant therefore and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued. G. If any taxes or charges are or shall be imposed upon Landlord or its agent in connection with the sale or resale of electrical energy to Tenant, Tenant covenants and agrees that, where permitted by law, Tenant's pro-rate share of such taxes or charges shall be passed on to Tenant and paid by Tenant to Landlord or its agent upon demand, as additional rent, without set-off or deduction. At all times during the term of this lease Tenant will comply with all present and future General Rules, Regulations, Terms and Conditions applicable to service equipment, wiring and Requirements in accordance with the regulations of the public utility corporation supplying electric current to the building. H. In the event that any increased or additional rent under this
Article is not paid within 30 days after a bill is rendered, Landlord may, without further notice and without waiving its rights to any other remedy or remedies it may have, discontinue the service of electric current to the demised premises without releasing Tenant from any liability under this lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. I. Tenant covenants and agrees that at no time will the connected electrical load for any one full or partial floor of the demised premises exceed 6 watts per square foot of usable area unless the rent has been increased pursuant to this Article to reflect the additional load. J. It is agreed that Landlord, from time to time, may change the method of supplying electric current to Tenant at the demised premises in any manner referred to in this lease or otherwise, provided that in so doing Landlord shall comply with all applicable laws. K. At the option of Landlord, Tenant agrees to purchase from Landlord, or its agent, all lighting tubes, lamps, bulbs and ballasts used in the demised premises and to pay the cost of Installation thereof all as additional rent without set-off or deduction, upon rendition of bills therefor.

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                      3RD MODIFICATION OF LEASE AGREEMENT

         IT IS MUTUALLY AGREED as of the 30th day of December, 2002 by and between 180 VARICK STREET CORPORATION c/o Olmstead Properties, Inc., having an office at 575 Eight Avenue - Suite 2400, New York, New York 10018, hereinafter referred to as "LANDLORD", and ImClone Systems Incorporated, having a office at 180 Varick Street, 6th floor, New York, New York 10014 hereinafter referred to as "TENANT"

         WITNESSETH:

         WHEREAS, Landlord and Tenant have previously entered into a certain agreement of lease dated December 10, 1998, and modified by a Modification Agreement dated December 15, 2000 and a 2nd Modification of Lease Agreement dated May 29, 2001 (hereinafter collectively referred to as the "Lease") covering the entire 6th and 7th floors, part 5th floor, and part 8th floor (Additional Space) collectively (the "Demised Premises") in the building known as 180 Varick Street (the "Building") and

         WHEREAS, Landlord and Tenant now desire to modify the Lease upon the terms and conditions hereinafter provided; (except that any concessions of any nature in the Lease relating to rentals or rent free periods and any options for renewal extensions or work to be performed by Landlord are hereby expressly excluded with respect to the 3rd Additional Space.

         NOW, THEREFORE, in consideration of the mutual agreements contained and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Effective on January 1, 2003 the following amendments to the Lease shall automatically occur:

1. There shall be added to the Demised Premises a portion of the 8th floor (the "3rd Additional Space") as shown by the crosshatched floor plan attached hereto as Exhibit A. Said 3rd Additional Space shall be subject to all of the terms and conditions of the Lease as hereby modified.

2. The Minimum Rent due with respect to the 3rd Additional Space shall be $232.625.11 from January 1, 2003 to and including January 31, 2003; and $1,000.00 per month for the period February 1, 2003 to and including December 31, 2004. Said Minimum Rent is in addition to all other rents already detailed in Lease.

3. Tenant shall pay a Tax Escalation with respect to the 3rd Additional space detailed herein. Said escalation shall be in addition to any other tax escalation already detailed in the Lease.

         (a)      TAX ESCALATION:

                  (A)      (i)      "Taxes" shall mean the real estate taxes and
assessments and special assessments imposed upon the Building and/or the land on which the Building is situated by any governmental bodies or authorities (the "Land"). If at any time during the term of this Lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of, or as an addition to or as a substitute for the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed and imposed (a) a tax, assessment, levy or otherwise on the tents received therefrom, or (b) a license fee measured by the rent payable by Tenant to Landlord, or (c) any other such additional or substitute tax, assessment, levy, imposition or charge, then all such taxes, assessments, levies, impositions or charges or the part thereof so measured or based shall be deemed to be included within the term "Taxes" for the purpose hereof.

                           (ii)     "Tax Year" shall mean the fiscal year
commencing on July 1 and ending on June 30 (or such other period as hereafter may be duly adopted by the City of New York as its fiscal year for real estate tax purposes)

                  (B)      (i)      If the Taxes for any Tax Year shall be more
than the Base Tax, Tenant shall pay as Additional Rent for such Tax Year an amount equal to Tenant's Share of the amount by which the Taxes for such Tax Year are greater than the Base Tax (the amount payable by Tenant is hereinafter called the "Tax Payment"). The Tax Payment shall be prorated, if necessary, to correspond with that portion of a Tax Year occurring within the term of this Lease. The Tax payment shall be payable by Tenant within ten (10) days after receipt of a demand from Landlord therefor. In addition to and supplementing the foregoing. Landlord may estimate the amount of the Tax Payment that will be due from Tenant to Landlord and notify Tenant of the amount so estimated. Thereupon Tenant shall pay the amount so estimated to Landlord, in equal monthly installments, in advance, on the first day of each calendar month during the applicable Tax Year. Within sixty (60) days after the end of each Tax Year, Landlord shall deliver a copy to Tenant of all tax bills for such Tax Year, together with a statement showing the amount of Tenant's Tax Payment. If during the applicable Tax Year. Within sixty (60) days after the end of each Tax Year. Landlord shall deliver a copy to Tenant of all tax bills for such Tax year, together with a statement showing the amount of Tenant's Tax Payment. If the amount of such monthly payments paid by

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Tenant exceeds the actual amount due, the overpayment shall be credited on
Tenants next succeeding payment or, during the last year of the term, Landlord will refund such excess to Tenant within thirty (30) days following the expiration of the term, if Tenant is not in default hereunder. If the amount of such monthly payments paid by Tenant shall be less that the actual amount due, then Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due within ten (10) days after demand from Landlord.

                           (ii)     In the event the Base Tax is reduced as a
result of an appropriate proceeding. Landlord shall have the right to adjust the amount of Tax Payment due from Tenant for any Tax Year in which Tenant is or was obligated to pay a Tax Payment hereunder, and Tenant agrees to pay the amount of said adjustment on the next rental installment day immediately following receipt of a rent statement from Landlord setting forth the amount of said adjustment.

                  (C) Only Landlord shall be eligible to institute tax reduction or other proceedings to reduce the assessed valuation of the Land and the Building. Should Landlord be successful in any such reduction proceedings and obtain a rebate for periods during which Tenant has paid its share of increases. Landlord shall after deducting its expenses, including attorneys' fees and disbursements in connection therewith, return Tenant's Share of such rebate to Tenant.

                  (D) With respect to any period at the expiration of the term this Lease that shall constitute a partial Tax Year, Landlord's statement shall apportion the amount of the Additional Rent due hereunder. The obligation of Tenant in respect to such Additional Rent applicable for the last year of the term of this Lease or part thereof shall survive the expiration of the term of this Lease.

                  (E) Notwithstanding the fat the increase in rent is measured by an increase in Taxes, such increase is Additional Rent and shall be paid by Tenant as provide regardless of the fact that Tenant may be exempt, in whole or in part, from the payment of any taxes by reason of Tenant's diplomatic or other tax-exempt status or for any other reason whatsoever.

                  (F) The benefit of any discount for any early payment or prepayment of Taxes shall accrue solely to the benefit of Landlord, as such benefits shall not be subtracted from the Taxes payable for any comparative year.

                  (G) The statements of the Taxes to be furnished by Landlord as provided above shall constitute a final determination as between Landlord and Tenant of the Taxes for the periods represented thereby, unless Tenant within thirty (30) days after they are furnished shall in writing challenge their accuracy or their appropriateness. If Tenant shall dispute said statements, then, pending the resolution of such dispute, Tenant shall pay the additional rent to Landlord in accordance with the statement furnished by Landlord.

         (b) BASE TAX shall mean Taxes for the period of July 1, 2002 through June 30, 2003.

         (c)      TENANT'S SHARE shall be 1.51%

4. Tenant agrees that the electricity that shall be supplied to Tenant for the 3rd Additional Space shall be in accordance with the provisions of paragraph A of the electric Rider attached hereto. The electricity pursuant to Article 45 of the Lease shall remain the same for the 6th & 7th floors.

5. Tenant hereby covenants and agrees at all times hereinafter faithfully to abide by, carry out and fully perform all the terms, covenants, provisions, conditions and agreements contained in the Lease as hereby extended and modified and agrees not to cause, allow or suffer any breach or default thereof to occur. Tenant hereby affirms that on the date hereof no breach or default beyond any applicable notice or grace period has occurred and that the Lease and all of its terms, conditions, covenants agreements and provisions are in full force and effect, and that there are no defenses or offsets thereto.

6. The submission of this 3rd Modification of Lease Agreement to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto, unless and until Landlord shall execute a copy of this 3rd Modification of Lease Agreement and deliver the same to Tenant.

7. Upon cancellation or termination of the Lease, for any reason whatsoever, prior to the commencement date of this 3rd Modification of Lease Agreement, this 3rd Modification of Lease Agreement shall be deemed automatically canceled and of no force nor effect, without the necessity of any written instrument evidencing the same, effective as of the date of such cancellation of the Lease.

8. The parties agree that, except as herein expressly provided, this 3rd Modification of Lease Agreement and the Lease (as previously modified) constitute the entire understanding between the parties with regard to the aforementioned premises. This 3rd Modification of Lease Agreement may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or

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

discharge is sought. This 3rd Modification of Lease Agreement shall not be assignable by Tenant, except as specifically provided for in the Lease dated December 12, 1998.

9. Tenant agrees to accept said 3rd Additional Space in the condition in which they exist on the commencement date of the 3rd Modification of Lease Agreement. Tenant understands and agrees that no materials whatsoever are to be furnished by Landlord and no work whatsoever is to be furnished by Landlord in connection with the 3rd Additional Space or any part thereof.

10. The terms, conditions, covenants, agreements and provisions contained in this 3rd Modification of Lease Agreement shall bind and inure to the benefit of the parties hereto and their respective legal representatives, successors and, except as otherwise provided in the Lease, their respective assigns.

11. Landlord and Tenant represent and warrant that it has dealt with no broker except Olmstead Properties, Inc., and Julian J. Studley, Inc. (collectively the "Broker") in connection with the execution of this 3rd Modification of Lease Agreement or the showing of the 3rd Additional Space and agrees to hold and save the other party harmless from and against any and all liabilities from any claims of any broker (including, without limitation, the cost of counsel fees in connection with the defense of any such claims other than the Broker). Based upon such representation, Landlord agrees to pay Broker a commission pursuant to a separate agreement between Landlord and Broker.

12. Tenant agrees that any air conditioning installed shall be installed in accordance with any applicable laws, rules and regulations. Tenant specifically agrees that under no circumstances shall it install any air conditioning units that extend beyond the building property line. Tenant further agrees that any air conditioning installed shall be installed in such a manner as to prevent any condensation waste or water from dripping outside the window. Failure to comply with the above shall be deemed a material default under the terms of this Agreement.

         In addition, Tenant agrees that if there currently exists any air conditioning units that extend beyond the Building property line, Tenant shall be fully responsible for any and all costs associated with the relocation of said units to ensure that nothing is extending beyond the Building property line. In the event Tenant fails to relocate any air conditioning units as aforesaid, Landlord may relocate same for the accounts of and at the expense of Tenant by payment or otherwise, without investigation as to the validity thereof or any offsets or defenses thereto, and Tenant shall promptly reimburse Landlord as Additional Rent for all costs, disbursements, fees and expenses including without limitation, legal fees incurred in connection with the aforesaid.

So long as the Tenant shall have duly kept and performed all of the terms, provisions, conditions, covenants, and agreements to be kept and performed by Tenant under the lease, Tenant shall be permitted to use the air-conditioning system presently contained in the Demised Premise, if any. Tenant covenants and agrees to maintain such air conditioning system (or any air conditioning system it may install subject to the terms and conditions of the Lease) in good and proper working condition at all times during the term of the Lease at Tenant's sole cost and expense. Tenant further covenants and agrees to furnish and maintain at all times during the term of the Lease an air conditioning contract with a reputable air conditioning maintenance contractor reasonably acceptable to the Landlord. Title to any and all air conditioning systems shall be and continue to remain with Landlord at all times. Tenant covenants and agrees to pay for any and all water and electricity required in connection with such air conditioning system.

13. Landlord and Tenant agree that Article 83 of the Lease dated December 10, 1998 shall only be applicable for the 6th & 7th floors and shall not be included for the purposes of the 2nd & 3rd Modification of Lease Agreement.

14. Landlord acknowledges and agrees that Tenant's use of the 3rd Additional Space shall be for biotechnology research. Tenant agrees that there shall be no use of animal testing or that there will be any ventilation required for the lab (other than HVAC ventilation). The build out and use of the 3rd Additional Space will be similar to the lab(s) currently in use on the 7th floor (facing west and south). Failure to comply with this Article 14 shall be deemed a material default by Tenant, under the Lease as hereby modified.

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15.      As a material inducement for Landlord to enter into this Agreement,
Tenant agrees that it shall return the 3rd Additional Space to the condition it was in upon the commencement date of this Agreement if requested by Landlord. Tenant agrees that any and all air conditioning that it shall install in the 3rd Additional Space shall return in the Demised Premises and become the property of the Owner.

         IN WITNESS WHEREOF, the parties hereto have duly executed this 3rd Modification of lease Agreement, as of the day and year first above written.

                                            180 VARICK STREET CORPORATION
                                            C/O OLMSTEAD PROPERTIES, INC.

                                            BY: ________________________________
                                                     Vice President

                                            IMCLONE SYSTEMS INCORPORATED

                                            BY: ________________________________

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EXHIBIT A

Floor plan of 3rd Additional Space

ELECTRICAL RIDER

To be attached to and from a part of:

LEASE dated December 30, 2002 Premises Part 8ths floor Between 180 Varick Street Corporation c/o Olmstead Properties, as Landlord and ImClone Systems Incorporated, as Tenant

         At the commencement of the term hereof electric current shall be supplied to Tenant at the demised premises in accordance with the provisions of clause A or B or F of this Article, subject to the other terms and conditions of this Article and lease. A. Submetering - if electric current be supplied by Landlord, at Landlord's option, pursuant to this clause, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent, at charges, taxes, terms and rates set by Landlord from time to time but, except as hereinafter set forth, not more than those specified in Service Classification No. 4 on September 7, 1970, that being the date immediately prior to which the rates of consolidated Edison Company of New York, Inc. were adjusted and consolidated with respect to redistribution of electric current to commercial buildings. Such charges, taxes, terms and rates may be revised by Landlord, at its option, from time to time, in the same proportion as any increases after the aforesaid date in the charges, taxes, terms or rates to Landlord in connection with the supply of electric current to the building of which the demised premises are a part (hereinafter referred to as the "building"). When more than one meter measures the electrical service to the demised premises, the service rendered through each meter shall be separately computed and billed in accordance with the charges, taxes, terms and rates stated herein. Bills shall be rendered at such times as Landlord may elect and, commencing on the earlier of (i) Tenant's occupancy of all or any portion of the demised premises, or (ii) the commencement date of the term of this lease, the amount as computed from meter reading shall be deemed to be, and be paid as, additional rent without set-off or deduction. B. Rent Inclusion - If electric current be supplied by Landlord, at Landlord's option, pursuant to this clause, Tenant covenants and agrees to have it supplied to Tenant a the demised premises based on the method of including the use thereof within the annual rent and the annual rent reserved herein shall be increased as hereinafter set forth, in consideration of Landlord supplying electric current as an additional service as hereinafter provided. At any time after Tenant is in possession of the demised premises, a reputable electrical consultant selected by Landlord shall (but, if this lease be a renewal or shall subsequently be extended, or if an electric rent inclusion modification agreement is being executed in connection with this lease. Landlord shall have the option, but not the obligation to) make a survey of the electrical equipment, usage and powerload to ascertain the electric current consumption and demand in the demised premises on an annual basis, and calculate the annual rent increase resulting therefrom utilizing charges, taxes, term and rates as set by Landlord from time to time, but, except as hereinafter set forth not more than those specified in the Service Classification No. 2 on September 7, 1970, that being the date immediately prior to which the rates of Consolidated Edison Company of New York, Inc. were adjusted and consolidated with respect to redistribution of electric current to commercial buildings. Such charges, taxes, terms and rates may be revised by Landlord, at its option, from time to time, in the same proportion as any increases after the aforesaid date in the charges, taxes, terms or rates to Landlord in connection with the supply of electric current to the building. Following the making of any such survey, the parties shall execute an agreement prepared by Landlord amending this lease and setting forth the increase in annual rent calculated as aforesaid, as of the date of the commencement of the furnishing of electric current to the demised premises pursuant to this clause B, but such increase shall be effective from that date even if such agreement is not executed. Landlord, its agent or consultant, is given the right to make surveys, from time to time, in the demised premises covering the electric equipment and use of electric current. If, after the date of such initial survey (or if subdivision "(i)" or "(ii)" above is applicable, after the date on which the annual rent payable by Tenant was last increased in consideration of Landlord supplying electric to the demised premises) there are any additions to or increases in (i) the equipment or usage in the demised premises, or (ii) in the charges, terms and/or rate to Landlord by the public utility corporation supplying electric current to the building, or (iii) in any taxes thereon which Landlord is obligated to pay, or
(iv) if Tenant shall regularly remain open for business other than during those hours incorporated in any prior electric survey, then, and in any such instance or instances, the annual rent reserved therein shall be further increased in accordance with the provisions of this Article to reflect such additions, increases or additional use as of the effective date thereof. If Landlord and Tenant cannot agree on the amount of any such increase, as hereinbefore described, the same shall be determined by a reputable electric consultant selected by Landlord and paid equally by both parties. The parties shall then execute an agreement prepared by Landlord amending this lease and setting forth the new annual rent resulting from such increase and confirming the effective date thereof, but such increase shall be effective from such date even if such agreement is not executed. C. Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant's use of electric current in the demised premises shall not at any time exceed the capacity of any of the electrical conductors and facilities in or otherwise serving the demised premises. In order to insure that such capacity is not exceeded and to avert any possible adverse effect upon the building's electric service. Tenant shall not, without Landlord's prior written consent in each instance, connect any fixtures, appliances or equipment (other than a reasonable number of table or floor lamps, typewriters and similar small office machines using comparable electric current) to the building's electric distribution system nor make any alteration or addition to the electric system of the demised premises. Should Landlord grant such consent, all additional risers or other equipment required thereof shall be provided by Landlord, and all costs and expenses in connection therewith, including, without limitation, those for filing and supervision, shall be paid by Tenant upon Landlord's demand, as additional rent, without setoff or deduction. As a

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condition to granting such consent, Landlord may require Tenant to agree to an increase in the annual rent by an amount which will reflect the value to Tenant of the additional service to be furnished by Landlord, to wit: the potential additional electrical current to be made available to Tenant based upon the estimated initial total capacity of such additional risers or other equipment. If Landlord and Tenant cannot agree on the amount of such annual rent increase, the same shall be determined by a reputable electrical consultant to selected by Landlord and paid equally by both parties. The parties shall then execute an agreement prepared by Landlord amending this lease and setting forth the new annual rent resulting from such increase and confirming the effective date thereof, but such increase shall be effective from such date even if such agreement is not executed. E. Landlord reserves the right to discontinue furnishing electric current to Tenant in the demised premises at any time upon not less than thirty (30) days' notice to Tenant. F. If Landlord, at Landlord's option, (i) exercises such right of discontinuance as provided in clause E, or
(ii) requires Tenant to initially obtain its electric current directly from the public utility corporation supplying electric current to the building, this lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such discontinuance, or the commencement of direct usage, as the case may be. Landlord shall not be obligated to furnish electric current to Tenant and except that, if Landlord shall have been furnishing electric current on a rent inclusion basis, from and after the effective date of such discontinuance, the annual rent payable under this lease shall be reduced by an amount equal to the aggregate amount of all increases of the annual rent reserved herein pursuant to clause B of this Article. In either aforesaid event, if Landlord is not to furnish electric current to Tenant, Tenant shall arrange to obtain electric current directly from the public utility corporation supplying electric current to the building; and in any event, all risers, equipment and other facilities which may be required for Tenant to obtain electric current directly from such public utility corporation shall, at Tenant's expense, payable to Landlord upon demand, as additional rent, without set-off or deduction, be installed by Landlord, if in Landlord's judgment the same are necessary and will not cause damage or injury to the building or any part thereof or create a hazardous condition or entail excessive alterations, repairs or expense interfere with or disturb any other building tenants or occupants; and in any event, any such installation shall be maintained by Tenant, at its expense, and shall be subject to such conditions as Landlord and/or the public utility corporation may require. If Landlord shall not furnish electric current to Tenant, it shall not be liable to Tenant therefore and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued. G. If any taxes or charges are or shall be imposed upon Landlord or its agent in connection with the sale or resale of electrical energy to Tenant, Tenant covenants and agrees that, where permitted by law, Tenant's pro-rate share of such taxes or charges shall be passed on to Tenant and paid by Tenant to Landlord or its agent upon demand, as additional rent, without set-off or deduction. At all times during the term of this lease Tenant will comply with all present and future General Rules, Regulations, Terms and Conditions applicable to service equipment, wiring and Requirements in accordance with the regulations of the public utility corporation supplying electric current to the building. H. In the event that any increased or additional rent under this Article is not paid within 30 days after a bill is rendered, Landlord may, without further notice and without waiving its rights to any other remedy or remedies it may have, discontinue the service of electric current to the demised premises without releasing Tenant from any liability under this lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. I. Tenant covenants and agrees that at no time will the connected electrical load for any one full or partial floor of the demised premises exceed 6 watts per square foot of usable area unless the rent has been increased pursuant to this Article to reflect the additional load. J. It is agreed that Landlord, from time to time, may change the method of supplying electric current to Tenant at the demised premises in any manner referred to in this lease or otherwise, provided that in so doing Landlord shall comply with all applicable laws. K. At the option of Landlord, Tenant agrees to purchase from Landlord, or its agent, all lighting tubes, lamps, bulbs and ballasts used in the demised premises and to pay the cost of Installation thereof all as additional rent without set-off or deduction, upon rendition of bills therefor.

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